VAUGHAN NELSON SELECT FUND

Supplement dated June 29, 2018 to the Prospectus of Vaughan Nelson Select Fund (the “Fund”), dated April 1, 2018, as may be revised or supplemented from time to time.

Effective July 1, 2018, the Fund’s Board of Trustees approved a proposal to reduce the management fee rate from 0.85% to 0.80%. In addition, effective July 1, 2018, Natixis Advisors, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.20%, 1.95%, 0.90%, 1.20%, and 0.95% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T and Class Y shares, respectively.

This undertaking is in effect through March 31, 2020.

Accordingly, effective July 1, 2018, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y
Management fees[1]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.23%	0.23%	13.77%	0.23%[2]	0.23%
Acquired fund fees and expenses[3]	0.26%	0.26%	0.26%	0.26%	0.26%
Total annual fund operating expenses[4,5]	1.54%	2.29%	14.83%	1.54%	1.29%
Fee waiver and/or expense reimbursement	0.08%	0.08%	13.67%	0.08%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.46%	2.21%	1.16%	1.46%	1.21%

1	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2018, as if such reduction had been in effect during the fiscal year ended November 30, 2017. The information has been restated to better reflect anticipated expenses of the Fund.
2	Other expenses are estimated for the current fiscal year.
3	The expense information shown in the table above differs from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
4	Natixis Advisors, L.P. (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.20%, 1.95%, 0.90%, 1.20% and 0.95% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, dividend expenses on securities sold short, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2020 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
5	Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through March 31, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$715	$1,020	$1,353	$2,293
Class C	$324	$702	$1,212	$2,614
Class N	$118	$2,061	$4,584	$9,015
Class T	$395	$711	$1,055	$2,027
Class Y	$123	$395	$694	$1,544

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$224	$702	$1,212	$2,614

VAUGHAN NELSON SELECT FUND

Supplement dated June 29, 2018 to the Statement of Additional Information of Vaughan Nelson Select Fund (the “Fund”), dated April 1, 2018, as may be revised or supplemented from time to time.

Effective July 1, 2018, the table regarding advisory fee rates within the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended with respect to the Fund as follows:

Fund	Advisory Fee Payable by Fund to Natixis Advisors, L.P. (as a % of average daily nets assets of the Fund)
Vaughan Nelson Select Fund	0.80%

Effective July 1, 2018, Natixis Advisors L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, substitute dividend expenses on securities sold short, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.20%, 1.95%, 0.90%, 1.20% and 0.95% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T and Class Y shares, respectively. This undertaking is in effect through March 31, 2020. Accordingly, effective July 1, 2018, the table regarding expense limits within the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended with respect to the Fund as follows:

Fund	Expense Limit	Date of Undertaking
Vaughan Nelson Select Fund
Class A	1.20%	July 1, 2018
Class C	1.95%	July 1, 2018
Class N	0.90%	July 1, 2018
Class T	1.20%	July 1, 2018
Class Y	0.95%	July 1, 2018